UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2024 (January 5, 2024)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11011 Sunset Hills Road, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2024, General Dynamics Corporation (the “company”) issued a press release announcing:

•	Mark C. Roualet, Executive Vice President, Combat Systems, informed the company of his intent to retire on April 30, 2024;

•	Jason W. Aiken, currently Executive Vice President, Technologies, and Chief Financial Officer, will transition to Executive Vice President, Technologies, effective February 15, 2024; and

•	Kimberly A. Kuryea, currently Senior Vice President, Human Resources and Administration, will transition to Senior Vice President and Chief Financial Officer, effective February 15, 2024.

Compensation for Mr. Aiken and Ms. Kuryea in their new roles will be pursuant to the compensation program disclosed in the company’s proxy statement for the 2023 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 24, 2023, beginning on page 54. Elements will include a fixed base salary, annual incentive compensation, and long-term incentive compensation, which includes equity compensation. Consistent with the process described in the proxy statement, compensation and incentive amounts will be set during our annual compensation review process, with the intent that the compensation will be positioned competitively based on the role, executive experience, and other relevant market factors.

A copy of a press release issued by the company regarding these matters is attached as Exhibit 99.1 to this Form 8-K and incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

By:	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos
Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: January 5, 2024